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                                                                   Exhibit 10.11

                                 [canceled]

                                PROMISSORY NOTE
                                ---------------


$99,000                 Peace Dale, Rhode Island                 March 21, 1996


        FOR VALUE RECEIVED, MIM Holdings, LLC, a Rhode Island limited liability company, with a registered office at One Richmond Square, Providence, Rhode Island 02906, Attention: Robert C. Bruns ("Borrower") promises to pay to the order of MIM Strategic Marketing, LLC, a Rhode Island limited liability company, with offices at 25 North Road, P.O. Box 3689, Peace Dale, Rhode Island 02883 ("Lender"), the principal sum of Ninety-Nine Thousand Dollars ($99,000.00), without interest, on September 30, 1996.

        Borrower may prepay all or any portion of the unpaid principal balance at any time, and from time to time, without penalty.

        Principal is payable in lawful money of the United States of America and in immediately available funds at the address of Lender shown above or at such other address as the Lender or other holder of this Note may designate in writing.

        Borrower will pay all costs and expenses, including reasonable attorney's fees, incurred by the holder in collecting this Note or foreclosing on the security for this Note, even if no legal proceeding is filed.

        Borrower waives presentment, notice of dishonor and protest.

        This Note will be construed and enforced in accordance with the laws of the State of Rhode Island, without resort to its conflict of laws rules.

        IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be executed by its duly authorized representative on the date first above written.


Witness:                                   MIM Holdings, LLC




 /s/ Douglas C. Leonard                     /s/ E. David Corvese
------------------------------             -------------------------------
                                           E. David Corvese, Manager